Exhibit 99.1
UNITED FIRE & CASUALTY COMPANY To Acquire Mercer Insurance Group (December 1, 2010)

Conference Call to Discuss Transaction On today's call from United Fire: News release and presentation available in the Investor Relations section of www.unitedfiregroup.com Investor section of www.mercerins.com Randy Ramlo, United Fire's president and CEO Mike Wilkins, United Fire's EVP, corporate administration Dianne Lyons, United Fire's CFO

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements regarding United Fire & Casualty Company's acquisition of Mercer Insurance Group include certain forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of United Fire or Mercer Insurance to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the timing and completion of the merger, the outcome of any legal proceedings relating to the merger, the ability of United Fire to integrate the operations of Mercer Insurance into its own operations, the effect of the announcement on Mercer Insurance's customer relationships, operating results, financial condition and business generally. Such factors also include, but are not limited to, the risks and uncertainties described in United Fire's and Mercer Insurance's reports filed with the SEC, which are available at http://www.sec.gov. United Fire and Mercer Insurance disclaim any intention or obligation to update or revise any forward- looking statements, except as required by law. 3

United Fire to acquire Mercer Insurance All-cash transaction valued at approximately $191 million ($28.25 per share) Creates "top 50" U.S. publicly traded property casualty insurer, based on 2009 net written premiums of approximately $605 million 91% commercial lines/9% personal lines Combined company will market through approximately 1,400 independent agents in 24 states Improved net income and return on equity anticipated by 2012 Conservative assumptions regarding expense savings, primarily related to reinsurance and public company expenses 2011 one-time transaction-related expenses No broad-based headcount reductions or office closings No assumptions of market improvement or revenue synergies

Mercer Insurance Overview Operates four insurance subsidiaries with premiums divided: 85% commercial lines ^ Small and medium-sized businesses in Arizona, California, Nevada, New Jersey, Oregon and Pennsylvania 15% personal lines ^ individuals in New Jersey (homeowners only) and Pennsylvania (homeowners and PPA) Licensed in 22 states Markets through a network of 560 independent agents Rated "A" (Excellent) by A.M. Best with stable outlook Affirmed June 2010 As of September 30, 2010 (GAAP): Total assets of $613 million Shareholders' equity of $180 million, or $28.48 per share Net income of $11.1 million, $1.73 per diluted share, for nine months Net written premiums of $101 million, for nine months

Mercer Insurance Overview Direct Written Premium (December 31, 2009) (CHART) (December 31, 2009) (December 31, 2009)

Transaction Details Approved by United Fire and Mercer Insurance boards Valuation 0.99x of MIGP's stated book value at September 30, 2010 No or minimal goodwill anticipated Financing Available on-balance sheet capital: $100 million External financing: $125 million Existing credit line New debt facility from FHLB in Des Moines Approvals Mercer Insurance shareholders Federal: Hart-Scott-Rodino Act State Insurance Regulators: "Form A" filings in California, Pennsylvania and New Jersey Closing anticipated at the end of Q1 2011

Foundation: Financial Strength Believe post-transaction balance sheet will support current A.M. Best rating of A (Excellent) Anticipate 15% debt-to-total capitalization ratio Assuming Mercer Insurance's outstanding indebtedness of approximately $18 million In total, adding about $125 million in debt (currently at zero)

Foundation: More Diverse Risk Profile


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
AL
MI
IN
KY
TN
OH
GA
FL
WV
VA
NC
SC
PA
NY
MD
ME
VT
NH
MA
CT
RI
NJ
DE
DC

Direct Written Premiums (2009)

- ■ = Top 18 UFCS States
- ■ = Other UFCS states
- ■ = Top 6 MIGP States

Combined

- $605 million in 2009 NPW
- 24 significant states
- Approx. 1,400 independent agents

9

Foundation: Common Business Approach Conservative underwriting and investment cultures Market through independent agents Focus on customer service Commitment to fair claims handling Opportunity to integrate operations (longer-term) UFCS award-winning technology for agents Increased scale supports efficient cost structure across the organization

Examples of Market Opportunities Mercer Insurance: Waste haulers program Religious institutions program Mail order surety program United Fire: Underwriting expertise including predictive modeling and CATography(tm) Surety Signature Premier Life insurance

Summary All-cash transaction valued at $191 million ($28.25 per share) Creates "top 50" U.S. publicly traded property casualty insurer, based on 2009 net written premiums of approximately $605 million Combined company will market through approximately 1,400 independent agents in 24 states Foundation for strong financial performance with improved net income and return on equity anticipated by 2012 Questions?

UNITED FIRE & CASUALTY COMPANY To Acquire Mercer Insurance Group (December 1, 2010)